UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 24, 2026

Cadrenal Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41596	88-0860746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

(Address of principal executive offices and zip code)

(904) 300-0701

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CVKD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 24, 2026, Cadrenal Therapeutics, Inc. (the “Company”) issued a press release announcing results from a Phase 2 trial evaluating CAD-1005 (formerly VLX-1005) in patients with heparin-induced thrombocytopenia (“HIT”), a severe pro-thrombotic reaction to heparin, the most commonly used parenteral anticoagulant.

This randomized, blinded, placebo-controlled trial evaluated the safety and efficacy of CAD-1005, a selective inhibitor of 12-lipoxygenase (12-LOX), a critical immune signaling pathway implicated in HIT, in patients receiving standard anticoagulant therapy. To potentially validate a new surrogate endpoint, the previous investigation new drug sponsor, Veralox Therapeutics, Inc. (“Verolox”) selected platelet count recovery rate as the primary endpoint. Their trial did not meet its primary endpoint. The secondary endpoint was the incidence of new or worsening thrombotic events, including radiologic progression, which showed encouraging results. The study concluded in December 2025 following the transfer of program ownership from Veralox to the Company. Although CAD-1005 did not significantly affect the recovery rate of platelet count, CAD-1005-treated patients had fewer thrombotic events.

Highlights:

●	Primary Endpoint: Thrombotic events continued to occur even after platelet count recovery in both groups. Platelet recovery rates were similar between the CAD-1005 and placebo arms. Platelet count recovery did not appear to be a surrogate marker for clinical efficacy.

●	Key Secondary Endpoint: A high rate of thrombotic events (>75%) was observed in the placebo group, with fewer thrombotic events in the CAD-1005 group (50%), although the study was not powered to detect statistical significance. Adding an inhibitor of 12-LOX to standard anticoagulants to block the immunological mechanisms driving HIT may be more effective than anticoagulants alone in preventing thrombotic events.

A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
99.1	Press Release, issued by Cadrenal Therapeutics, Inc. on February 24, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2026	CADRENAL THERAPEUTICS, INC.

	By:	/s/ Quang X. Pham
	Name:	Quang X. Pham
	Title:	Chairman and Chief Executive Officer

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